Fees Summary	Jul. 03, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	1,182,829
Total Transaction Valuation	7,725,857,484
Total Offset Amount	0
Net Fee	$ 1,182,829